July 29, 2005

Supplement

SUPPLEMENT DATED JULY 29, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005

(Collectively, the "Funds")

Effective August 29, 2005, the Board of Trustees (the "Board") of the Funds approved the implementation of a 2% redemption fee for Fund shares redeemed within 30 days (in the case of Morgan Stanley Global Dividend Growth Securities ("Global Dividend Growth Securities") and Morgan Stanley Information Fund ("Information Fund")) or seven days (in the case of Morgan Stanley Growth Fund ("Growth Fund") and Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal Trust")) of purchase, subject to certain exceptions discussed below. In addition, effective August 29, 2005, the Board approved the elimination of certain trade/exchange limits currently in effect for the Funds.

Effective, August 29, 2005, with respect to all Funds (except for Limited Term Municipal Trust), the "Shareholder Fees" table in the section of the Prospectus titled "Fees and Expenses" is amended with the following to reflect the redemption fee:

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee^	2.00%	2.00%	2.00%	2.00%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CSDC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

^

Payable to the Fund on shares redeemed within 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund) of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

Effective August 29, 2005, with respect to Limited Term Municipal Trust, the following information is added to the top of the table included in the section titled "Fees and Expenses":

Shareholder Fees

Redemption Fee^	2.00%

^

Payable to the Fund on shares redeemed within seven days of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

Effective August 29, 2005, the second paragraph in the section of the Prospectus titled "How to Exchange Shares — Permissible Fund Exchanges" is deleted and replaced with the following:

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund and Limited Term Municipal Trust) from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

Effective August 29, 2005, the following paragraph is added as the last paragraph of the section titled "How to Sell Shares":

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Global Dividend Growth Securities and Information Fund) or seven days (in the case of Growth Fund and Limited Term Municipal Trust) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions and affiliated fund of funds. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

With respect to trades that occur through omnibus accounts at financial intermediaries, each Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Certain intermediaries may not have the ability to assess a redemption fee.

Effective August 29, 2005, the limitation of a maximum of eight exchanges per calendar year will no longer be in effect. However, certain patterns of exchanges and/or purchase or sale transactions involving the Funds or other Morgan Stanley Funds may result in a Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Each Fund reserves the right to reject an exchange request for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79564SPT-00